[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                    MFS(R) MUNICIPAL
                    INCOME TRUST

                    SEMIANNUAL REPORT o APRIL 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 28

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

   May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

Dear Shareholders,
For the six months ended April 30, 2000, the Trust provided a total return of 1.11% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 0.84%. During the same period, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade municipal bonds rated "Baa" or higher, provided a total return of 2.63%.

One factor that worked against the Trust, relative to the Lehman Index, was a decline in interest rates over the six-month period. Whereas the Trust invests largely in higher-yielding, lower-rated bonds that tend to be less sensitive to interest-rate changes, the index is comprised of investment-grade bonds that tend to be more sensitive to rate changes and therefore benefit more than the Trust from a decline in interest rates.

A second factor that worked against the portfolio was a widening of credit spreads for the first time in about four years. The spread represents the premium that we are paid to own riskier high-yield bonds, as compared to less risky high-grade bonds. When the spread widens, the prices of the bonds that we currently own go down, negatively impacting performance.

The spread widened for a couple of reasons. The first was a significant amount of tax-related fourth-quarter 1999 redemptions in municipal high-yield portfolios by investors seeking to offset taxable gains in their equity holdings with losses in their bond holdings. The second factor that caused spreads to widen was weakness in the health care sector. An enormous part of the municipal high-yield market is comprised of health care issues -- tax- exempt bonds issued by hospitals, nursing homes, and assisted-living facilities. Cutbacks in Medicare reimbursements have made investors increasingly cautious of health care issues, causing spreads in that sector to widen considerably in late 1999 and early 2000.

The good news is that the widening of credit spreads means investors are being paid more to take the credit risks of high-yield issues. For a research-oriented firm like ours, which we believe does a very good job of analyzing credit risk, we feel the current environment presents great opportunities.

To understand the role of research in a high-yield portfolio, it may first help to explain the kinds of securities we own. Many people think of municipal bonds as only being issued by governments, such as the city of Boston's, and being backed by the full faith and credit of those governments. But a municipal high-yield portfolio can invest in virtually anything that is tax exempt, which covers a much broader spectrum. We own, for example, corporate-backed bonds issued by airline, steel, and paper companies, revenue bonds issued by turnpike authorities, project bonds issued by multifamily housing projects, and health care-related bonds as mentioned earlier. Many of these securities are backed only by the issuing company or by revenues of the project itself. There is always the risk, known as "credit risk," that poor performance or bankruptcy of a project or company could lower the value of its bonds.

Thus, the name of the game in a high-yield portfolio is avoiding defaults. This is where we believe MFS Original Research(R) sets us apart, by helping us find high-yield opportunities that add value to the portfolio without taking on undue risk. For example, even though we were invested in the health care sector when it had a rough year, we were able to avoid some of its troubles, including several problematic hospital issues.

Looking ahead, we believe the economy is going to begin to slow as the Federal Reserve Board's (the Fed's) rate hikes start to impact interest rate-sensitive industries like autos and housing. Overall business investment will probably slow down a bit. But we don't anticipate the Fed having to hike rates to such an extent that it puts the economy into recession. We think the Fed will be able to increase rates enough to get growth down to a reasonable level. That, we believe, will allow the economy to continue to grow at a healthy pace without inflation becoming a problem.

Given our outlook for the economy, we believe there may be three factors coming together that could be beneficial for the Trust. Interest rates may begin to go down by the end of the year, which would help bonds in general. The economy, we believe, will continue to grow moderately, which bodes well for credit risk, the primary risk in a high-yield portfolio. And finally, we believe the quality of our research may allow us to take advantage of widening credit spreads to find value in the market.

    Respectfully,
/s/ Michael W. Roberge
    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MICHAEL W. ROBERGE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL HIGH INCOME FUND AND MFS(R) MUNICIPAL INCOME TRUST, A CLOSED-END FUND.

   MR. ROBERGE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MR. ROBERGE IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE IS A CHARTERED FINANCIAL ANALYST AS WELL AS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------





In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investment in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MFM

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the six months ended April 30, 2000)

   NET ASSET VALUE PER SHARE
   October 31, 1999                                                  $7.96
   April 30, 2000                                                    $7.73

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                                                  $7.125
   November 5, 1999 (high)                                           $7.438
   December 20, 1999 (low)                                           $6.438
   April 30, 2000                                                    $6.938

--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Nondiversified Trusts have more risk than diversified Trusts.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

An investment in shares of the Trust should not be considered to constitute a complete investment program.

NUMBER OF SHAREHOLDERS

As of April 30, 2000, our records indicate that there are 5,078 registered shareholders and approximately 15,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaties.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Municipal Bonds - 97.3%
---------------------------------------------------------------------------------------------------------------
                                                                     Principal Amount
Issuer                                                                   (000 Omitted)                    Value
---------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - 1.5%
Chicago, IL, FGIC, 5.125s, 2025                                           $     2,000              $  1,778,240
Markham, IL, 9s, 2012                                                           1,240                 1,258,600
New York City, NY, 6.125s, 2025                                                 1,470                 1,472,925
                                                                                                   ------------
                                                                                                   $  4,509,765
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 1.3%
Chicago, IL, Public Building Commission, Building Rev., RITES,
  5.208s, 2016+(++)                                                       $     1,300              $  1,207,310
Chicago, IL, Public Building Commission, Building Rev., RITES,
  5.208s, 2017+(++)                                                             1,050                   961,223
Riverside County, CA, Asset Leasing Corp., Leashold Rev
  (Riverside County Hospital), MBIA, 0s, 2026                                   8,595                 1,720,461
                                                                                                   ------------
                                                                                                   $  3,888,994
---------------------------------------------------------------------------------------------------------------
REFUNDED AND SPECIAL OBLIGATIONS - 17.6%
Arapahoe County, CO, Capital Improvement, Highway Rev., 0s, 2005          $     1,000              $    366,210
Broward County, FL, Industrial Development Authority
  (Beverly Enterprises, Inc.), 9.8s, 2000                                       2,100                 2,215,983
Clermont County, OH, Hospital Facilities Rev
  (Mercy Health Systems), AMBAC, 9.191s, 2001(++)                                 500                   546,455
Colorado Health Facilities Authority, Retirement
  Facilities Rev. (Liberty Heights), 0s, 2024                                   9,000                 1,898,370
Dade County, FL, AMBAC, 0s, 2008                                               15,080                 2,156,289
Denver, CO, City & County Airport Rev., 8.75s, 2001                               400                   430,640
Desert Hospital District, CA, Hospital Rev
  (Desert Hospital Corp.), 8.516s, 2002(++)                                     1,500                 1,659,600
Fairfax, Fauquier & Loudoun Counties, VA, Health Center
  Commission, Nursing Home Rev., 9s, 2000                                       1,810                 1,862,924
Foothill/Eastern Transportation Corridor Agency, CA,
  Toll Road Rev., 0s, 2030                                                     25,950                 4,396,968
Hannibal, MO, Industrial Development Authority (Hannibal
  Regional Healthcare), 9.5s, 2001+                                             1,460                 1,608,847
Jefferson County, OH, Asset Guaranty, 7.125s, 2005                              1,000                 1,112,800
Massachusetts Health & Education Facilities Authority
  (Fairview Extended Care Facility), 10.25s, 2001                               1,500                 1,599,900
Massachusetts Industrial Finance Agency (Emerson
  College), 8.9s, 2001                                                          2,000                 2,097,080
Massachusetts Industrial Finance Agency, Tunnel Rev.,
  (Mass. Turnpike), 9s, 2000                                                    3,650                 3,780,780
Mississippi Hospital Equipment & Facilities Authority
  Rev. (Rush Medical Foundation), 8.75s, 2001                                   1,000                 1,047,030
New Lenox, IL, Community Park Development Authority,
  8.25s, 2004                                                                   2,000                 2,270,600
New York City, NY, 6.125s, 2006                                                   530                   563,205
North Carolina Medical Care Commission, Hospital Rev
  (Valdese General Hospital), 8.75s, 2001                                       1,335                 1,433,283
North Central, TX, Health Facilities Development Corp.
  (Presbyterian Hospital), MBIA, 8.925s, 2001(++)                               1,500                 1,626,780
Prince William County, VA, Industrial Development
  Authority, Residential Care Facility (Westminster at
  Lake Ridge), 10s, 2002                                                        1,500                 1,646,595
Telluride, CO, Gondola Transit Co., Real Estate Transfer
  Assessment Rev., 11.5s, 2012                                                  2,475                 3,693,170
Telluride, CO, Gondola Transit Co., Real Estate Transfer
  Assessment Rev., 11.5s, 2012                                                    425                   612,935
Texas Turnpike Authority (Houston Ship Channel Bridge),
  12.625s, 2002                                                                10,535                12,375,148
Walton, GA, Industrial Development Rev
  (Ultima Rubber Products), 10s, 2000                                           1,470                 1,505,162
Washington Public Power Supply System Rev
  (Nuclear Project #1), 14.375s, 2001                                             725                   765,513
                                                                                                   ------------
                                                                                                   $ 53,272,267
---------------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 4.4%
Atlanta, GA, Special Purpose Facilities Rev
  (Delta Airlines), 7.9s, 2018                                            $     2,100              $  2,142,000
Denver, CO, City & County Airport Rev., 8.75s, 2023                             1,100                 1,171,247
Hillsborough County, FL, Aviation Authority Rev. (US Air),
  8.6s, 2022                                                                      650                   689,890
Kenton County, KY, Airport Board Special Facilities
  (Delta Airlines), 7.5s, 2020                                                  1,000                 1,026,290
New Jersey Economic Development Authority
  (Continental Airlines, Inc.), 6.4s, 2023                                      2,000                 1,877,360
Tulsa, OK, Municipal Airport Trust Rev. (American
  Airlines), 7.375s, 2020                                                       3,400                 3,438,080
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines),
  7.6s, 2030                                                                    3,000                 3,082,920
                                                                                                   ------------
                                                                                                   $ 13,427,787
---------------------------------------------------------------------------------------------------------------
ELECTRIC AND GAS UTILITY REVENUE - 11.1%
Alaska Industrial Development & Export Authority, Power
  Rev. (Upper Lynn Canal Regulatory Power), 5.8s, 2018                    $       830              $    732,077
Brazos River Authority, TX (Reliant Energy, Inc.),
  5.375s, 2019                                                                  1,000                   859,880
Calcasieu Parish, LA, Industrial Development Board,
  Pollution Control Rev. (Energy Gulf States, Inc.),
  5.45s, 2010                                                                   1,250                 1,158,350
Clark County, NV, Industrial Development Rev
  (Nevada Power Co.), 5.6s, 2030                                                3,000                 2,469,750
Clark County, NV, Industrial Development Rev
  (Nevada Power Co.), 5.9s, 2032                                                1,000                   863,910
Connecticut Development Authority, Pollution Control Rev
  (Connecticut Light & Power), 5.85s, 2028                                      2,875                 2,539,344
Farmington, NM, Pollution Control, 5.8s, 2022                                   3,000                 2,703,480
Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
  6s, 2025                                                                      2,500                 2,152,175
Matagorda County, TX (Reliant Energy), 5.95s, 2030                              4,000                 3,513,840
Midland, MI, Environmental Development Authority,
  Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009                     1,500                 1,536,825
North Carolina Municipal Power Agency, Catawba Electric Rev.,
  6.5s, 2020                                                                    2,000                 1,992,880
Ohio Water Development, Pollution Control Rev
  (Cleveland Electric), 8s, 2023                                                2,500                 2,669,075
Pima County, AZ, Industrial Development Authority
  (Tuscon Electric Power Co.), 6.1s, 2025                                         650                   573,768
Pima County, AZ, Industrial Development Authority
  (Tuscon Electric Power Co.), 6s, 2029                                         3,000                 2,620,560
Pittsylvania County, VA, Industrial Development Authority
  Rev., 7.5s, 2014                                                              2,000                 2,053,660
Southern California Public Power Authority, Transmission
  Project Rev., RIBS, 7.255s, 2012(++)                                          3,650                 3,788,882
West Feliciana Parish, LA, Pollution Control Rev
  (Gulf States Utilities Co.), 5.8s, 2015                                       1,500                 1,361,295
                                                                                                   ------------
                                                                                                   $ 33,589,751
---------------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - 22.3%
Alachua County, FL, Health Facilities Rev. (Beverly
  Enterprises), 6.75s, 2010                                               $       850              $    803,811
Baltimore County, MD, Nursing Facility Mortgage Rev
  (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028                          500                   400,000
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 7.25s, 2001                                        85                    82,696
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 7.75s, 2006                                       300                   272,748
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 8.125s, 2016                                    1,085                   919,635
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 8.5s, 2026                                      2,405                 1,997,954
Bell County, TX, Health Facilities Development Corp.
  (Kings Daughters Hospital), 9.25s, 2008                                         650                   665,535
Booneville, MO, Health Facilities Rev. (Gericare, Inc.), 11s, 2017              1,900                 1,925,574
Boston, MA, Industrial Development Finance Authority Rev
  (Stonehedge Convalescent Center), 10.75s, 2011                                  630                   644,263
Brevard County, FL, Health Facilities Authority Rev
  (Friendly Village), 9.25s, 2012                                               2,075                 2,089,359
Cambria County, PA, Industrial Development Authority
  (Beverly Enterprises), 10s, 2012                                                640                   755,770
Chautauqua County, NY, Industrial Development Agency,
  Civic Facility Rev. (Womans Christian Assn.), 6.35s, 2017                       300                   272,406
Chautauqua County, NY, Industrial Development Agency,
  Civic Facility Rev. (Womans Christian Assn.), 6.4s, 2029                      1,000                   826,850
Chemung County, NY, Industrial Development Agency, Civic
  Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013                        765                   670,798
Chemung County, NY, Industrial Development Agency, Civic
  Facilities Rev. (St. Joseph's Hospital-Elmira), 6.35s, 2013                     190                   168,845
Cheneyville, LA, Westside Habilitation Center, 8.375s, 2013                     2,340                 2,416,729
Chester County, PA, Industrial Development Authority
  (RHA/PA Nursing Home), 10.125s, 2019*                                           952                   714,000
Connecticut Health & Educational Facilities
  (Johnson Evergreen), 8.5s, 2014                                                 650                   678,665
Contra Costa County, CA, Residential Rental Facilities
  Rev. (Cypress Meadows), 7s, 2028                                              1,840                 1,527,623
Crittenden County, AK, 7s, 2020                                                 1,030                 1,015,446
Denver, CO, Health & Hospital Rev., 5.25s, 2013                                   635                   538,975
Denver, CO, Health & Hospital Rev., 5.375s, 2018                                1,500                 1,221,690
District of Columbia, Hospital Rev. (Hospital for Sick Children),
  8.875s, 2021                                                                    460                   473,984
Gadsden County, FL, Industrial Development Authority
  (RHA/FL Properties), 10.45s, 2018                                             2,440                 2,451,151
Goldsboro, NC, Housing Authority Rev. (North Carolina
  Housing Foundation, Inc.), 7.25s, 2029                                          400                   366,616
Grand Forks, ND, Health Care Systems (Altru Health
  Systems Obligation Group), 7.125s, 2024                                         500                   497,295
Greenville County, SC, Hospital Facility Rev. (Chestnut Hill),
  10.375s, 2016*                                                                2,740                 1,370,000
Illinois Health Facilities Authority Rev
  (Centegra Health Systems), 5.25s, 2018                                        1,000                   803,680
Indiana Health Facilities Financing Authority Rev
  (Metro Health/Indiana, Inc.), 6.3s, 2023                                      1,230                 1,047,923
Iowa Finance Authority, Health Care Facilities Rev
  (Care Initiatives), 5.75s, 2018                                                 500                   404,175
Lee County, FL, Industrial Development Authority
  (Beverly Enterprises), 10s, 2010                                              1,770                 1,850,092
Louisiana Public Facilities Authority (Southwest Medical Center),
  11s, 2006                                                                     3,160                   537,132
Lufkin, TX, Health Facilities Development Corp. (Memorial
  Health System of East Texas), 6.875s, 2026                                      320                   297,853
Lufkin, TX, Health Facilities Development Corp. (Memorial
  Health System of East Texas), 5.7s, 2028                                        500                   385,660
Maine Health & Higher Educational Facilities, 7.5s, 2019                          825                   793,205
Massachusetts Health & Education Facilities Authority
  (Jordan Hospital), 5.25s, 2018                                                1,400                 1,108,884
Massachusetts Health & Education Facilities Authority
  (St. Memorial Medical Center), 6s, 2023                                         465                   364,044
Massachusetts Industrial Finance Agency (Metropolitan
  Health Foundation, Inc.), 6.75s, 2027                                         1,500                 1,345,065
Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                                             700                   717,731
Massachusetts Industrial Finance Agency (WNR, Inc.),
  9s, 2023(+)                                                                     525                   449,610
Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
  7.375s, 2027                                                                  1,000                   990,950
Mississippi Business Finance Corp., Health Facilities
  Rev. (Medical Foundation, Inc.), 5.625s, 2023                                 1,445                 1,116,927
Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                            400                   367,876
Montgomery County, PA, Higher Education & Health
  Authority Rev. (AHF/Montgomery), 10.5s, 2020                                  2,415                 2,462,044
New Hampshire Business Finance Authority, Health Care
  Facilities Rev. (Metropolitian Health Foundation, Inc.),
  6.55s, 2028                                                                     800                   687,504
New Hampshire Higher Educational & Health Facilities
  Authority Rev., 5.8s, 2018                                                    1,000                   807,440
New Jersey Economic Development Authority (Courthouse
  Convalescent Center), 8.7s, 2014                                                650                   679,874
New Jersey Economic Development Authority
  (Greenwood Health Care), 9.75s, 2011                                          1,290                 1,349,134
New Jersey Economic Development Authority
  (Wanaque Convalescent Center), 8.6s, 2011                                     1,000                 1,049,660
New Jersey Health Care Facilities Financing Authority
  (Cherry Hill), 8s, 2027                                                       1,000                   998,610
Ohio County, WV, County Commission Health System (Ohio
  Valley Medical Center), 5.75s, 2013                                             850                   736,933
Orange County, FL, Industrial Development Rev. (Friendly
  Village), 9.25s, 2012                                                         1,805                 1,808,177
Osceola County, FL, Industrial Development Rev
  (Community Provider Pooled Loan), 7.75s, 2017                                 1,300                 1,311,908
Reedley, CA, Certificates of Participation (Mennonite
  Home), 7.5s, 2026                                                             2,965                 2,933,719
Rochester, MN, Health Care Facilities Rev
  (Mayo Medical Foundation), 7.692s, 2021                                       1,000                 1,016,360
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
  Systems, Inc.), 6.375s, 2014                                                    775                   709,699
San Francisco, CA, City & County (Coventry Park), 8.5s, 2026                    2,000                 2,024,800
Santa Fe, NM, Industrial Development Rev
  (Casa Real Nursing Home), 9.75s, 2013                                         1,075                 1,126,525
Seminole County, FL, Industrial Development Authority
  (Friendly Village), 10s, 2011                                                 1,560                 1,566,318
Southwestern Illinois Development Authority Rev
  (Anderson Hospital), 5.625s, 2029                                             1,500                 1,169,115
Springfield, TN, Health & Educational Facilities
  (Northcrest Medical Center), 5.25s, 2018                                      1,400                 1,066,786
State of Arkansas, Development Finance Authority
  (Washington Regional Medical Center), 7.25s, 2020                               500                   494,015
Sterling, IL (Hoosier Care), 7.125s, 2034                                         745                   664,063
Suffolk County, NY, Industrial Development Agency
  (Southampton Hospital), 7.25s, 2020                                             750                   695,527
Suffolk County, NY, Southhampton Hospital Assn., 7.625s, 2030                     750                   711,405
Washington County, FL, Industrial Development Authority
  (Washington County), 10s, 2016                                                1,045                 1,046,881
Waterford Township, MI, Economic Development Corp. Rev
  (Canterbury Health), 6s, 2039                                                 1,570                 1,183,513
West Plains, MO, Industrial Development Authority,
  Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                              170                   149,515
Wilkinsburg, PA, Municipal Authority Health
  (Monroeville Christian), 8.25s, 2027                                          1,000                   978,290
                                                                                                   ------------
                                                                                                   $ 67,777,040
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE (CORPORATE GUARANTEE) - 12.5%
Bedford County, VA, Industrial Development Authority
  (Nekoosa Packaging), 6.55s, 2025                                        $     2,000              $  1,987,540
Courtland, AL, Industrial Development Board, Solid Waste
  Disposal Rev. (Champion International Corp.), 6.375s, 2029                    2,000                 1,888,040
Gulf Coast Industrial Development Authority (Valero
  Refinery), 5.6s, 2031                                                         2,000                 1,637,320
Hardeman County, TN (Correctional Facilities Corp.), 7.75s, 2017                2,220                 2,306,091
Hernando County, FL, Water & Sewer Rev
  (Florida Crushed Stone), 8.5s, 2014                                           3,600                 3,889,512
Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010                   7,585                 7,793,967
Indiana Development Finance Authority Rev. (Inland Steel),
  5.75s, 2011                                                                   1,000                   865,500
Mesa County, CO (Joy Technologies, Inc.) 8.5s, 2006*                              950                   712,500
Mobile County, AL, Industrial Development Authority Rev
  (Ipsco, Inc.), 6.875s, 2030                                                     650                   648,375
Navajo County, AZ, Industrial Development Authority
  (Stone Container Corp.), 7.2s, 2027                                             880                   854,260
New Jersey Economic Development Authority (Holt Hauling &
  Warehousing), 8.4s, 2015                                                      1,000                 1,022,510
New Jersey Economic Development Authority (Holt Hauling &
  Warehousing), 8.6s, 2017                                                      1,000                 1,030,260
Ohio Solid Waste Rev. (Republic Engineered Steels), 8.25s, 2014                 3,000                 1,170,000
Ohio Solid Waste Rev. (Republic Engineered Steels), 9s, 2021                    3,000                 1,170,000
Onondaga County, NY, Industrial Development Agency, Solid
  Waste Disposal Facility Rev. (Solvay Paperboard LLC), 6.8s, 2014              1,000                   986,620
Philadelphia, PA, Industrial Development Authority Rev
  (Host Marriott LP), 7.75s, 2017                                               3,255                 3,424,260
Port of New Orleans, LA (Avondale Industries), 8.25s, 2004                        700                   744,548
Port of New Orleans, LA (Avondale Industries), 8.5s, 2014                       1,625                 1,765,189
Sweetwater County, WY, Solid Waste Disposal Rev., "A"
  (FMC Corp.), 7s, 2024                                                         3,000                 3,019,560
Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
  6.9s, 2022                                                                    1,250                 1,074,625
                                                                                                   ------------
                                                                                                   $ 37,990,677
---------------------------------------------------------------------------------------------------------------
INSURED HEALTH CARE REVENUE - 1.2%
Bexar County, TX, Health Facilities Development (Baptist
  Health Systems), MBIA, 5.25s, 2027                                      $     1,000              $    884,810
Houston County, AL, AMBAC, 6.25s, 2030                                          2,000                 2,014,100
Salt Lake City, UT, Hospital Rev. (Intermountain Health
  Care), AMBAC, 9.261s, 2020(++)                                                  600                   636,390
                                                                                                   ------------
                                                                                                   $  3,535,300
---------------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.4%
Austin, TX, Housing Finance Corp. (Woodland Heights
  Apartments), 10s, 2027                                                  $       980              $    933,509
Colorado Housing Finance Authority, FHA, 9s, 2025                                 740                   740,777
Dade County, FL, Housing Finance Agency (Blackstone),
  8.375s, 2002+                                                                 5,467                 5,474,973
Dade County, FL, Housing Finance Agency (Silverblue),
  8.375s, 2002+                                                                 3,338                 3,342,673
Dallas, TX, Housing Finance Corp., 8.5s, 2011                                   1,165                 1,174,378
Eaglebend, CO, Affordable Housing Corp., 6.4s, 2017                             1,000                   969,040
Florida Multi-Family Housing Finance Agency Rev
  (Center Court Apartments), 8.5s, 2018                                         1,005                   972,549
Munimae Te Bond Subsidiary LLC, 6.875s, 2009#                                   2,000                 1,970,100
Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
  (Northbrook I & III Apartments), 6.15s, 2019                                    280                   253,333
Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
  (Northbrook I & III Apartments), 6.25s, 2029                                    475                   418,294
                                                                                                   ------------
                                                                                                   $ 16,249,626
---------------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.3%
Black Hawk, CO, Device Tax Rev., 5.625s, 2021                             $       250              $    202,583
Territory of Virgin Islands, Public Finance Authority, 5.875s, 2018               500                   451,180
Virgin Islands Public Finance Authority, 6s, 2006                                 250                   244,992
                                                                                                   ------------
                                                                                                   $    898,755
---------------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - 5.6%
Bexar County, TX, Housing Finance Corp., 0s, 2015                         $     3,625              $    707,129
Colorado Housing Finance Authority, 7.15s, 2014                                   100                   106,428
Cook County, IL, Single Family Mortgage Rev., 0s, 2015                            430                    82,754
Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011                       3,000                 1,005,060
Dallas, TX, Housing Finance Corp., MBIA, 0s, 2016                              12,350                 2,295,741
Duval County, FL, Housing Finance Authority, 11.875s, 2015                     12,225                 2,192,309
Georgia Housing & Finance Authority Rev., FHA, 0s, 2031                         5,690                   564,732
Jackson County, MO, 0s, 2016                                                      765                   125,177
Nebraska Investment Finance Authority, 0s, 2015                                21,375                 5,057,111
Nebraska Investment Finance Authority, 6.25s, 2021                              1,990                 1,995,871
Ohio Housing Finance Agency, Single Family Mortgage Rev.,
  GNMA, 9.415s, 2031(++)                                                          580                   613,356
Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014                     650                   127,530
Saline County, KS, 0s, 2014                                                       100                    20,348
South Dakota Housing Development Authority, Homeownership
  Mortgage, FHLMC, 5.8s, 2028                                                   1,830                 1,710,318
Wisconsin Housing & Economic Development, Homeownership
  Rev., RIBS, 9.347s, 2022(++)                                                    455                   467,048
                                                                                                   ------------
                                                                                                   $ 17,070,912
---------------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 1.4%
Gloucester County, NJ, Improvement Authority, Solid Waste
  Resources Recovery Rev. (Waste Management, Inc.), 6.85s, 2029           $       850              $    848,402
Massachusetts Development Finance Agency, Resource
  Recovery Rev., 6.7s, 2014                                                       700                   706,629
Massachusetts Industrial Finance Agency (Ogden
  Haverhill), 5.6s, 2019                                                        2,850                 2,418,225
Southwestern Illinois Development Authority Rev., Solid
  Waste Disposal Rev., 5.9s, 2014                                                 395                   365,197
                                                                                                   ------------
                                                                                                   $  4,338,453
---------------------------------------------------------------------------------------------------------------
SPECIAL ASSESMENT DISTRICT - 1.4%
Chicago, IL, Tax Increment Rev. (Ryan Garfield), 10.125s, 2007            $     1,295              $  1,320,991
Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013                       435                   436,936
Heritage Isles, FL, Community Development District, 5.75s, 2005                   560                   540,405
Katy, TX, Development Authority Rev., 5.8s, 2011                                  945                   876,488
Katy, TX, Development Authority Rev., 6s, 2018                                  1,325                 1,202,437
                                                                                                   ------------
                                                                                                   $  4,377,257
---------------------------------------------------------------------------------------------------------------
STUDENT LOAN REVENUE - 0.7%
Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010             $       750              $    795,773
Pennsylvania Higher Education Assistance Agency, AMBAC, 7.854s, 2022(++)        1,300                 1,361,750
                                                                                                   ------------
                                                                                                   $  2,157,523
---------------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 2.8%
Massachusetts Turnpike Authority, Capital Appreciation,
  "C", MBIA, 0s, 2022                                                     $    10,000              $  2,697,100
Niagara Falls, NY, Bridge Commission, Toll Rev., RITES, FGIC,
  5.257s, 2015+(++)                                                             1,500                 1,415,775
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                          1,000                   444,530
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                          1,000                   411,280
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                          1,750                   595,875
San Joaquin Hills, CA, Transportation Corridor Agency,
  Toll Road Rev., MBIA, 5.25s, 2030                                             1,500                 1,366,020
Telluride, CO, Gondola Transit Co., 9s, 2016                                      915                 1,006,775
West Virginia Parkways, Economic Development & Tourism
  Authority, FGIC, 7.373s, 2019(++)                                               600                   583,374
                                                                                                   ------------
                                                                                                   $  8,520,729
---------------------------------------------------------------------------------------------------------------
UNIVERSITIES - 2.2%
Islip, NY, Community Development Agency Rev. (New York
  Institute of Technology), 7.5s, 2026                                    $     2,500              $  2,555,650
Louisiana State University, Agricultural & Mechanical
  College Board (Health Sciences Center), MBIA, 6.375s, 2031                    2,500                 2,565,450
Nassau County, NY, Industrial Development Agency, Civic
  Facilities Rev. (New York Institute of Technology), 6.15s, 2029               1,000                   892,660
Savannah, GA, Economic Development Authority (College Of
  Art & Design, Inc.), 6.5s, 2013                                                 625                   618,750
                                                                                                   ------------
                                                                                                   $  6,632,510
---------------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 1.9%
Detroit, MI, Sewer Disposal Rev., FGIC, 6.857s, 2023(++)                  $     1,900              $  2,037,275
Detroit, MI, Sewer Disposal Rev., FGIC, 6.857s, 2023(++)                          600                   556,476
Harrisburg, PA, Authority Water Rev., FGIC, 7.38s, 2015(++)                     2,000                 2,030,080
New York City, NY, Municipal Water Finance Authority
  Rev., FSA, 5.375s, 2026                                                       1,100                 1,017,973
                                                                                                   ------------
                                                                                                   $  5,641,804
---------------------------------------------------------------------------------------------------------------
OTHER - 3.7%
Danville, VA, Industrial Development Rev. (Piedmont Mall), 8s, 2017       $     5,795              $  5,932,631
District of Columbia (National Public Radio), 7.7s, 2023                        2,500                 2,643,000
Iowa Finance Authority, Community Provider Rev
  (Boys & Girls Home), 6.25s, 2028                                                500                   438,215
Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2023                                        1,000                   868,550
Memphis, TN, Health, Educational & Housing Facilities
  Board (Wesley Highland Terrace), 8.5s, 2024                                     115                   115,394
Mississippi Development Bank (Diamond Lakes Utilities), 6.25s, 2017             1,000                   942,490
St. Louis County, MO, Industrial Development Authority
  (Kiel Center Arena), 7.875s, 2024                                               300                   314,199
                                                                                                   ------------
                                                                                                   $ 11,254,479
---------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $302,053,278)                                              $295,133,629
---------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.6%
---------------------------------------------------------------------------------------------------------------
Harris County, TX, Hospital Rev. (Methodist Hospital),
  due 05/01/00                                                            $       800              $    800,000
Sevier County, TN, Public Building Authority, due 05/03/00                        900                   900,000
---------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                               $  1,700,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $303,753,278)                                                  $296,833,629

Other Assets, Less Liabilities - 2.1%                                                                 6,396,247
---------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $303,229,876
---------------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # SEC Rule 144A restriction.
   + Restricted security.
 (+) Security valued by or at the direction of the Trustees.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $303,753,278)            $296,833,629
  Cash                                                                   43,256
  Receivable for investments sold                                     1,198,691
  Interest receivable                                                 6,431,646
  Other assets                                                            4,322
                                                                   ------------
      Total assets                                                 $304,511,544
                                                                   ------------
Liabilities:
  Payable to dividend disbursing agent                             $    167,039
  Payable for investments purchased                                     651,117
  Payable to affiliates -
    Management fee                                                       22,196
    Transfer and dividend disbursing agent fee                            8,074
    Administrative fee                                                      432
  Accrued expenses and other liabilities                                432,810
                                                                   ------------
      Total liabilities                                            $  1,281,668
                                                                   ------------
Net assets                                                         $303,229,876
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $355,603,287
  Unrealized depreciation on investments                             (6,919,649)
  Accumulated net realized loss on investments                      (46,491,950)
  Accumulated undistributed net investment income                     1,038,188
                                                                   ------------
      Total                                                        $303,229,876
                                                                   ============
Shares of beneficial interest outstanding
  (39,297,340 shares authorized less 55,500 treasury
  shares)                                                           39,241,840
                                                                    ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                   $7.73
                                                                     =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 11,999,795
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,365,396
    Trustees' compensation                                               56,422
    Administrative fee                                                   16,904
    Transfer and dividend disbursing agent fee                           47,841
    Custodian fee                                                        57,565
    Printing                                                             14,815
    Postage                                                              13,943
    Auditing fees                                                        17,479
    Legal fees                                                           19,971
    Miscellaneous                                                        38,137
                                                                   ------------
      Total expenses                                               $  1,648,473
  Fees paid indirectly                                                  (22,725)
                                                                   ------------
      Net expenses                                                 $  1,625,748
                                                                   ------------
        Net investment income                                      $ 10,374,047
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost
    basis)                                                         $  1,170,000
  Change in unrealized depreciation on investments                  (10,149,293)
                                                                   ------------
        Net realized and unrealized loss on investments            $ (8,979,293)
                                                                   ------------
          Increase in net assets from operations                   $  1,394,754
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               APRIL 30, 2000                 YEAR ENDED
                                                                  (UNAUDITED)           OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 10,374,047                $ 21,176,626
  Net realized gain on investments                                 1,170,000                     169,824
  Net unrealized loss on investments                             (10,149,293)                (23,752,255)
                                                                ------------                ------------
    Increase (decrease) in net assets from operations           $  1,394,754                $ (2,405,805)
                                                                ------------                ------------
Distributions declared to shareholders from net investment
  income                                                        $(10,359,707)               $(20,838,296)
                                                                ------------                ------------
Net increase in net assets from Trust shares reinvested         $       --                  $  1,894,933
                                                                ------------                ------------
    Total decrease in net assets                                $ (8,964,953)               $(21,349,168)
Net assets:
  At beginning of period                                         312,194,829                 333,543,997
                                                                ------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $1,038,188 and $1,023,848,
    respectively)                                               $303,229,876                $312,194,829
                                                                ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2000              1999             1998             1997           1996           1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                             $  7.96           $  8.55          $  8.51          $  8.58        $  8.84        $  8.73
                                     -------           -------          -------          -------        -------        -------
Income from investment operations# -
  Net investment income              $  0.26           $  0.54          $  0.57          $  0.61        $  0.66        $  0.68
  Net realized and unrealized
    gain (loss) on investments         (0.23)            (0.60)            0.05            (0.03)         (0.26)          0.13
                                     -------           -------          -------          -------        -------        -------
      Total from investment
        operations                   $  0.03          $  (0.06)         $  0.62          $  0.58        $  0.40        $  0.81
                                     -------           -------          -------          -------        -------        -------
Less distributions declared to
  shareholders from net
  investment income                  $ (0.26)          $ (0.53)         $ (0.58)         $ (0.65)       $ (0.66)       $ (0.70)
                                     -------           -------          -------          -------        -------        -------
Net asset value - end of period      $  7.73           $  7.96          $  8.55          $  8.51        $  8.58        $  8.44
                                     =======           =======          =======          =======        =======        =======
Per share market value - end of
  period                             $  6.94           $  7.13          $  9.19          $  9.06        $  9.38        $  9.50
                                     -------           -------          -------          -------        -------        -------
Total return                            0.84%++          (0.59)%           8.37%            3.90%          4.50%         12.57%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.08%+            1.06%            1.10%            1.19%          1.24%          1.33%
  Net investment income                 6.79%+            6.49%            6.62%            7.26%          7.47%          7.66%
Portfolio turnover                        10%               15%              12%              21%            13%            14%
Net assets at end of period
  (000 omitted)                     $303,230          $312,195         $333,544         $329,282       $328,630       $334,985

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on ex- interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when- issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $47,570,221, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2000, ($4,765,334), October 31, 2001, ($3,636,033),
October 31, 2002, ($7,977,644), October 31, 2003, ($4,513,979), October 31,
2004, ($8,774,606), October 31, 2005, ($16,518,819), and October 31, 2006,
($1,383,806).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Trust's average daily net assets and 6.32% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $20,667 for the six months ended April 30, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $30,338,822 and $31,667,255, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $303,753,278
                                                                 ------------
Gross unrealized depreciation                                    $(17,113,204)
Gross unrealized appreciation                                      10,193,555
                                                                 ------------
    Net unrealized depreciation                                  $ (6,919,649)
                                                                 ============

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                          SIX MONTHS ENDED          YEAR ENDED
                                            APRIL 30, 2000    OCTOBER 31, 1999
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions                     --                 223,925
                                                    --                  ------

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 2000, was $988.

(7) Restricted Securities
The Trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.60% of total assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                            PAR
DESCRIPTION                   DATE OF ACQUISITION         AMOUNT           COST          VALUE
----------------------------------------------------------------------------------------------
Chicago, IL, Public Building
  Commission, Building Rev.,
  RITES, 5.208s, 2016                     3/11/99     $1,300,000     $1,399,215     $1,207,310
Chicago, IL, Public Building
  Commission, Building Rev.,
  RITES, 5.208s, 2017                     3/11/99      1,050,000      1,120,691        961,223
Dade County, FL, Housing Finance
  Agency (Blackstone), 8.375s,
  2002                                    4/22/94      5,466,500      5,466,500      5,474,973
Dade County, FL, Housing Finance
  Agency (Silverblue), 8.375s,
  2002                                    4/22/94      3,337,500      3,337,500      3,342,673
Hannibal, MO, Industrial
  Development Authority (Hannibal
  Regional Healthcare), 9.5s, 2001        3/23/92      1,460,000      1,446,468      1,608,847
Niagara Falls, NY, Bridge
  Commission, Toll Rev., RITES,
  FGIC, 5.257s, 2015                      5/21/99      1,500,000      1,605,466      1,415,775
                                                                                   -----------
                                                                                   $14,010,801
                                                                                   ===========

MFS(R) MUNICIPAL INCOME TRUST

TRUSTEES                                 PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and        Michael W. Roberge*
Chief
Executive Officer, Eastern               TREASURER
Enterprises                              W. Thomas London*
(diversified services company)
                                         ASSISTANT TREASURERS
Lawrence T. Perera+(1) - Partner,        Mark E. Bradley*
Hemenway                                 Ellen Moynihan*
& Barnes (attorneys)                     James O. Yost*

William J. Poorvu+(1) - Adjunct          SECRETARY
Professor, Harvard University            Stephen E. Cavan*
Graduate School of Business
Administration                           ASSISTANT SECRETARY
                                         James R. Bordewick, Jr.*
Charles W. Schmidt+(2) - Private
Investor                                 TRANSFER AGENT, REGISTRAR, AND
                                         DIVIDEND DISBURSING AGENT
Arnold D. Scott* - Senior Executive      State Street Bank and Trust
Vice President, Director, and            Company
Secretary,                               c/o MFS Service Center, Inc.
MFS Investment Management                P.O. Box 9024
                                         Boston, MA 02205-9824
Jeffrey L. Shames* - Chairman and        1-800-637-2304
Chief Executive Officer, MFS
Investment Management                    CUSTODIAN
                                         State Street Bank and Trust
Elaine R. Smith+(1) - Independent        Company
Consultant

David B. Stone+(1)(2) - Chairman,
North American Management Corp.
(investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) MUNICIPAL INCOME TRUST                                   ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                            MFMCE-3  06/00  25M